Exhibit 4.31

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO

RULE 24B-2 UNDER

THE SECURITIES EXCHANGE ACT.

AMENDMENT NUMBER 2

to the

CONTRACT

Between

Satélites Mexicanos, S.A. de C. V.

And

Space Systems/Loral, Inc.

For the

SATMEX 8 Satellite Program

The attached Contract Amendment No. 2 and Information contained therein are confidential and proprietary to Satélites Mexicanos, S.A. de C.V. and Space Systems/Loral, Inc. and shall not be published or disclosed to any third party except as permitted by the terms and conditions of the Contract, as amended.

SATMEX and SS/L Proprietary

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

This CONTRACT AMENDMENT NO. 2 (“Amendment Number 2”) is entered into and effective as of the 16 day of January 2012 between Satélites Mexicanos, S.A. de C.V. (the “Purchaser”) and Space Systems/Loral, Inc. (the “Contractor”), both Purchaser and Contractor are collectively referred to herein as the “Parties”.

WHEREAS, the Parties have entered into a satellite contract effective April 1, 2010 for the Satmex 8 Satellite Program and into its Amendment Number 1 effective as of February 24th, 2011 (collectively, the “Contract”), in which Amendment Number 1 updated Schedule 1 Milestone Payment Plan, updated Exhibit B Satellite Requirements to reflect some agreed upon changes, and changed other terms and conditions of the Contract, and

WHEREAS, Purchaser has requested to add one spare ground encryption unit to the existing ground equipment as contained in Ground Control Equipment Upgrades, Item Number 8 in Contract Articles 3.1 and 4.1 and as described in Exhibit F – Ground Control Equipment Upgrade Statement of Work, Section 9.3 Iztapalapa SCC Computer System Deliverables, and

WHEREAS, Contractor has offered to supply one spare ground encryption unit by its letter proposal dated March 1st, 2011 for the fixed price of (***) and Purchaser has accepted such offer.

NOW, THEREFORE, in consideration of the price and other valid consideration and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

A.	Description of Changes to the Contract:

1.	Under Exhibit F – Ground Control Equipment Upgrade Statement of Work dated 3/19/2010, Section 9.3 Iztapalapa SCC Computer System Deliverables, delete “As applicable, one Centurion Command Encryptor/Decryptor System, and one Terminal Server.” and insert “One Centurion Command Encryptor/Decryptor System, one Terminal Server, and one spare encryption unit.”

2.

Under Schedule 1 – “Satmex 8 Milestone Payment Plan for Firm Fixed Price and Termination Liability Schedule” dated February 9th, 2011, delete Schedule 1 in its entirety and replace with the enclosed updated Schedule 1 “Satmex 8 Milestone Payment Plan for Firm Fixed Price and Termination Liability Schedule” dated November 7th, 2011.

SATMEX and SS/L Proprietary

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

3.	Under Article 3 – DELIVERABLE ITEMS AND DELIVERY SCHEDULE, delete Paragraph 3.1 in its entirety and replace with the following:

3.1	Deliverable Items

Subject to all other terms and conditions of this Contract, the items to be delivered under this Contract are specified in the table below and the corresponding delivery schedules and locations are as follows:

Item	Description	Delivery Schedule	Delivery Location

1.	SATMEX 8 Satellite	EDC + 27 months (shipment to the Launch Site)	Contractor’s facility

2.	Deliverable Data	Per CDRLs	Purchaser’s PMO

3.	Training	Per Training Plans, Exhibits K and L	Per Training Plans Exhibits K and L

4.	On-site Support	Per Training Plans, Exhibits A sec. 2.5.1.8, F secs. 6.2.1 and 8.1, and K sec. 1.5	Purchaser’s facilities in Iztapalapa, México City and Hermosillo, Sonora, México

5.	In-plant Participation	Per Training Plans, Exhibits A, E and F	Contractor’s facility

6.	Technical Support over the Mission Life	Throughout the SATMEX 8 Satellite operational life	Per SOW, Sec. 2.5.8

7.	Two (2) Dynamic Satellite Simulators (DSSs)

Interim software and hardware DSSs: Launch Date minus (***);

DSSs Software update: at Launch Date minus (***);

Final DSSs update: Launch Date minus (***); and

DSS computer hardware and software update: (***) after Acceptance of the Satellite.

Per SOW

8.	Ground Control Equipment upgrades	EDC plus (***)	Purchaser’s facilities in Iztapalapa, Mexico City and Hermosillo, Sonora, México per Exhibit F

SATMEX and SS/L Proprietary

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

	One spare encryption unit	Effective date of Contract Amendment Number 2 + (***)	Purchaser’s facilities in Iztapalapa, Mexico City

9.	Launch Support Services (For the selected Launch Vehicle)	Launch Campaign per Exhibit A sec. 2.5.6.2	Launch Site

10.	Mission Operations Support Services	During orbit-raising and IOT phases per Exhibit A secs. 2.5.6.3 and 2.5.6.4	Contractor’s and Purchaser’s facilities

4.	Under Article 4 – PRICE, delete Paragraph 4.1 in its entirety and replace with the following:

4.1	Firm Fixed Price

The price to be paid by Purchaser to Contractor for the Deliverable Items 1 through 10 set forth in Article 3.1 and Mission Operations Support Services, in each case, within the scope of work detailed in the SOW, Orbital Performance Incentives and shipment of Deliverable Items, including shipping insurance and customs and duties associated with shipment of the Satellite to the designated Launch Site and all in accordance with the terms and conditions of this Contract, as specified herein, shall be a firm fixed price of (***) (the “Firm Fixed Price”), which shall be paid in accordance with Schedule 1 hereto, entitled “SATMEX 8 Milestone Payment Plan for Firm Fixed Price” dated November 7th, 2011. The Firm Fixed Price includes the ATP Price paid by Purchaser to Contractor under the ATP, which shall be credited against the initial payment set forth in Schedule 1 hereto, but does not include the (***) interest cost calculated based on the Orbital Performance Incentives amount as described in Article 13. The itemization of the Firm Fixed Price is as follows:

Item	Description	Amount

1.	SATMEX 8 Satellite	(***	)

2.	Deliverable Data	NSP

SATMEX and SS/L Proprietary

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

3.	Training	NSP

4.	On-Site Support	NSP

5.	In-Plant Participation	NSP

6.	Technical Support over the Mission Life	NSP

7.	Two (2) Dynamic Satellite Simulators (DSSs)	(	***)

8.	Ground Control Equipment Upgrades and one Spare Encryption Unit	(	***)

9.	Launch Support Services (launch base operations)	(	***)

10	Mission Operations Support Services	NSP

	Total Firm Fixed Price	(	***)

The Firm Fixed Price includes all applicable taxes, duties and similar liabilities imposed by the United States Government or any political subdivision thereof, in connection with Contractor’s performance under this Contract other than taxes imposed on Purchaser as a result of Purchaser accepting title, ownership or possession of any Deliverable Items under this Contract. The Firm Fixed Price includes any applicable taxes, duties and similar liabilities imposed upon Contractor’s acquisition of items and services from subcontractors and suppliers in performance of its obligations hereunder.

5.	Under Article 5 – PAYMENTS, delete Paragraph 5.4 in its entirety and replace with the following:

5.4	Invoices

Invoices required to be delivered by Contractor hereunder shall be emailed or faxed to Purchaser and followed by original plus one (1) copy at the following address:

Satélites Mexicanos, S.A. de C.V.

(***)

SATMEX and SS/L Proprietary

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

or to such other address as Purchaser may specify in writing to Contractor. A copy of the invoice shall be sent to (***), phone (***), facsimile (***), email address: (***); and to (***), phone (***), facsimile (***), email address: (***).

The invoice shall contain the following mailing address:

(***)

SATMEX and SS/L Proprietary

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

6.	Under Article 29 – NOTICES, delete Paragraph 29.1 in its entirety and replace with the following:

29.1	Written Notification

Each notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, facsimile, e-mail and telephone numbers and to the attention of the individuals set forth below, and any such notice shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, facsimile transmission (followed by mailing of the original copy), overnight courier, e-mail or other method, and (ii) seven (7) days after mailing by registered or certified mail, return receipt requested, postage prepaid.

In the case of Purchaser:

Satélites Mexicanos, S.A. de C.V.

(***)

With a separately delivered copy to:

(***)

In the case of Contractor:

Space Systems/Loral, Inc.

(***)

B.	Status of Contract: Except as expressly amended, the Parties agree that the terms and conditions of the Contract remain in full force and effect.

C.	Counterparts: This Amendment No. 2 may be executed in one or more counterparts, all of which taken together shall constitute this Amendment No. 2. A signed copy of this Amendment No. 2 may be relied upon as an original.

D.	Integration: This Amendment No. 2, together with the Contract, represents the entire agreement between Purchaser and Contractor with respect to the purchase, construction and delivery of the Satmex 8 Satellite, and supersedes all prior agreements, both oral and written between the Parties, with respect to the subject matter hereof.

SATMEX and SS/L Proprietary

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

E.	As a result of this Amendment No. 2, the following pages are replaced in the Contract so that a conformed copy of the Contract may be maintained:

Delete Contract Page No.	Replace with Contract Page No. (attached hereto)	Description of Change

Schedule 1	Schedule 1, Amendment 2 dated November 7th, 2011	See Item A2 above

13-14	13-14	See Item A3 above

16-17	16-17	See Item A4 above

21-22	21-22	See Item A5 above

92	92	See Item A6 above

IN WITNESS WHEREOF, duly authorized representatives of the undersigned Parties have executed this Amendment No. 2 as of the effective date above.

SPACE SYSTEMS/LORAL, INC.		SATÉLITES MEXICANOS S.A. DE C. V.

By:	/s/ R. A. Haley	By:	/s/ Patricio E. Northland
	R. A. Haley		Patricio Northland
	Senior Vice President Finance		Chief Executive Officer

SATMEX and SS/L Proprietary

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

ARTICLE 3 – DELIVERABLE ITEMS AND DELIVERY SCHEDULE

3.1	Deliverable Items

Subject to all other terms and conditions of this Contract, the items to be delivered under this Contract are specified in the table below and the corresponding delivery schedules and locations are as follows:

Item	Description	Delivery Schedule	Delivery Location
1.	SATMEX 8 Satellite	EDC + 27 months (shipment to the Launch Site)	Contractor’s facility

2.	Deliverable Data	Per CDRLs	Purchaser’s PMO

3.	Training	Per Training Plans, Exhibits K and L	Per Training Plans Exhibits K and L

4.	On-site Support	Per Training Plans, Exhibits A sec. 2.5.1.8, F secs. 6.2.1 and 8.1, and K sec. 1.5	Purchaser’s facilities in Iztapalapa, México City and Hermosillo, Sonora, México

5.	In-plant Participation	Per Training Plans, Exhibits A, E and F	Contractor’s facility

6.	Technical Support over the Mission Life	Throughout the SATMEX 8 Satellite operational life	Per SOW, Sec. 2.5.8

7.	Two (2) Dynamic Satellite Simulators (DSSs)	Interim software and hardware DSSs: Launch Date minus (***); DSSs Software update: at Launch Date minus (***); Final DSSs update: Launch Date minus (***) the Satellite.	Per SOW

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26 Satmex 8 Amendment 2

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

DSS computer hardware and software update: (***) after Acceptance of the Satellite.

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26 Satmex 8 Amendment 2

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

8.	Ground Control Equipment upgrades	EDC plus (***)	Purchaser’s facilities in Iztapalapa, Mexico City and Hermosillo, Sonora, México per Exhibit F. Purchaser’s facilities in Iztapalapa, Mexico City

	One spare encryption unit	Effective Date of Contract Amendment Number 2 + (***)

9.	Launch Support Services (For the selected Launch Vehicle)	Launch Campaign per Exhibit A sec. 2.5.6.2	Launch Site

10.	Mission Operations Support Services	During orbit-raising and IOT phases per Exhibit A secs. 2.5.6.3 and 2.5.6.4	Contractor’s and Purchaser’s facilities

3.2	Delivery

Delivery of each Deliverable Item, except the Satellite, shall occur upon Acceptance of such Deliverable Item in accordance with Article 11. In the case of the Satellite, Delivery shall occur upon shipment of the Satellite to the Launch Site after completion of the SPSR pursuant to Article 9. Provided that Purchaser has made the Launch Site available for receipt of the Satellite, Contractor shall ship the Satellite to the Launch Site within twenty-seven (27) months from EDC.

3.3	Procurement of Launch Services

Purchaser shall be responsible for the procurement of Launch Services for the SATMEX 8 Satellite. Contractor shall provide engineering and other customary services to maintain compatibility of the Satellite for Launch with the list of Candidate Launch Vehicles set forth in Exhibit B (as of EDC, Ariane 5, Proton M, Sea Launch and Atlas V). On or before (***) month prior to the Delivery date of the Satellite set forth in Article 3.1 (as such date may be extended as provided under this Contract), Purchaser shall notify Contractor in writing of its final selection of a Launch Vehicle for the Launch of the Satellite from the list of Candidate Launch Vehicles, and shall use reasonable commercial efforts to select a Launch Date compatible with Contractor’s then-currently scheduled

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26 Satmex 8 Amendment 2

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

ARTICLE 4 – PRICE

4.1	Firm Fixed Price

The price to be paid by Purchaser to Contractor for the Deliverable Items 1 through 10 set forth in Article 3.1 and Mission Operations Support Services, in each case, within the scope of work detailed in the SOW, Orbital Performance Incentives and shipment of Deliverable Items, including shipping insurance and customs and duties associated with shipment of the Satellite to the designated Launch Site and all in accordance with the terms and conditions of this Contract, as specified herein, shall be a firm fixed price of (***) (the “Firm Fixed Price”), which shall be paid in accordance with Schedule 1 hereto, entitled “SATMEX 8 Milestone Payment Plan for Firm Fixed Price”. The Firm Fixed Price includes the ATP Price paid by Purchaser to Contractor under the ATP, which shall be credited against the initial payment set forth in Schedule 1 hereto, but does not include the (***) interest cost calculated based on the Orbital Performance Incentives amount as described in Article 13. The itemization of the Firm Fixed Price is as follows:

Item	Description	Amount

1.	SATMEX 8 Satellite	(***	)

2.	Deliverable Data	NSP

3.	Training	NSP

4.	On-Site Support	NSP

5.	In-Plant Participation	NSP

6.	Technical Support over the Mission Life	NSP

7.	Two (2) Dynamic Satellite Simulators (DSSs)	(***	)

8.	Ground Control Equipment Upgrades and one spare encryption unit	(***	)

9.	Launch Support Services (launch base operations)	(***	)

10	Mission Operations Support Services	NSP

	Total Firm Fixed Price	(***	)

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26 Satmex 8 Amendment 2

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

The Firm Fixed Price includes all applicable taxes, duties and similar liabilities imposed by the United States Government or any political subdivision thereof, in connection with Contractor’s performance under this Contract other than taxes imposed on Purchaser as a result of Purchaser accepting title, ownership or possession of any Deliverable Items under this Contract. The Firm Fixed Price includes any applicable taxes, duties and similar liabilities imposed upon Contractor’s acquisition of items and services from subcontractors and suppliers in performance of its obligations hereunder.

4.2	Effect of Payment

Payments made under this Contract shall neither relieve Contractor from the performance of any of its obligations under this Contract, nor constitute a waiver of any of Purchaser’s rights and remedies hereunder.

4.3	Tax Responsibilities

4.3.1	Purchaser shall be responsible for all taxes, duties, fees, levies, business, property and sales taxes imposed after or in connection with the transfer of title of the SATMEX 8 Satellite or other Deliverable Items to Purchaser, withholding or value added taxes, bonds, charges, contributions or any other fiscal burden related to the delivery, acceptance or use of Deliverable Items under this Contract, including but not limited to all financial liabilities imposed by the Mexican Government. Purchaser shall not be liable for any taxes imposed on Contractor pursuant to Article 4.1 above. Notwithstanding the above, Contractor shall be responsible for any net U.S. income taxes imposed on Contractor for its performance under this Contract.

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26 Satmex 8 Amendment 2

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

(***)

5.3	Late Payment

In the event that any payment to Contractor is not made when due hereunder, without prejudice to Contractor’s other rights and remedies under this Contract, at law or in equity, Purchaser shall pay Contractor interest at the rate of (***)% compounded annually on the unpaid balance thereof from the date such payment is due hereunder until such time as payment is made. (***)

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26 Satmex 8 Amendment 2

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

5.4	Invoices

Invoices required to be delivered by Contractor hereunder shall be emailed or faxed to Purchaser and followed by original plus one (1) copy at the following address:

Satélites Mexicanos, S.A. de C.V.

(***)

or to such other address as Purchaser may specify in writing to Contractor. A copy of the invoice shall be sent to (***), phone (***), facsimile (***), email address: (***); and (***), phone (***), facsimile (***), email address: (***).

The invoice shall contain the following mailing address:

(***)

5.5	Payment Bank

All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

SPACE SYSTEMS/LORAL, INC.

(***)

or such other account or accounts as Contractor may specify in writing to Purchaser thirty (30) days before the corresponding payment date.

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26 Satmex 8 Amendment 2

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS (***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.

ARTICLE 29 – NOTICES

29.1	Written Notification

Each notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, facsimile, e-mail and telephone numbers and to the attention of the individuals set forth below, and any such notice shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, facsimile transmission (followed by mailing of the original copy), overnight courier, e-mail or other method, and (ii) seven (7) days after mailing by registered or certified mail, return receipt requested, postage prepaid.

In the case of Purchaser:

Satélites Mexicanos, S.A. de C.V.

(***)

With a separately delivered copy to:

(***)

In the case of Contractor:

Space Systems/Loral, Inc.

(***)

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26 Satmex 8 Amendment 2